EXHIBIT 10.3

THIRD AMENDMENT TO CREDIT AGREEMENT

THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) dated as of December 12, 2011 to the Credit Agreement referenced below is by and among DST Systems, Inc., a Delaware corporation (the “Borrower”), the Lenders identified on the signature pages hereto and Bank of America, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), L/C Issuer and Swing Line Lender.

W I T N E S S E T H

WHEREAS, a $630 million credit facility has been established in favor of the Borrower pursuant to the terms of that certain Credit Agreement dated as of April 16, 2010 (as amended by that certain First Amendment to Credit Agreement dated as of August 9, 2010, that certain Second Amendment to Credit Agreement dated as of June 30, 2011 and as further amended, restated, modified or supplemented from time to time, the “Credit Agreement”) among the Borrower, the Lenders identified therein (the “Lenders”) and the Administrative Agent;

WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement to modify certain provisions contained therein; and

WHEREAS, the Required Lenders have agreed to amend the Credit Agreement on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.             Defined Terms.  Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement (including as amended hereby).

2.             Amendment.  Subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the Credit Agreement is hereby amended as follows:

(a)           The definition of “Pro Forma Basis” in Section 1.01 is restated in its entirety to read as follows:

““Pro Forma Basis” means, for purposes of calculating (utilizing the principles set forth in Section 1.03(c)) compliance with each of the financial covenants set forth in Section 7.11(a) and (b) in respect of a proposed transaction, that such transaction shall be deemed to have occurred as of the first day of the four fiscal-quarter period ending as of the most recent fiscal quarter end preceding the date of such transaction with respect to which the Administrative Agent has received the Required Financial Information.  As used herein, “transaction” shall mean (a) any Disposition as referred to in Section 7.05

(other than an Excluded Disposition) or (b) any Acquisition.  In connection with any calculation of the financial covenants set forth in Section 7.11(a) and (b) upon giving effect to a transaction on a Pro Forma Basis:

(i)            for purposes of any such calculation in respect of any Disposition as referred to in Section 7.05, (A) income statement items (whether positive or negative) attributable to the Person or Property disposed of shall be excluded and (B) any Indebtedness which is retired in connection with such transaction shall be excluded and deemed to have been retired as of the first day of the applicable period; and

(ii)           for purposes of any such calculation in respect of any Acquisition, (A) any Indebtedness incurred or assumed by any Consolidated Party (including the Person or Property acquired) in connection with such transaction and any Indebtedness of the Person or Property acquired which is not retired in connection with such transaction (1) shall be deemed to have been incurred as of the first day of the applicable period and (2) if such Indebtedness has a floating or formula rate, shall have an implied rate of interest for the applicable period for purposes of this definition determined by utilizing the rate which is or would be in effect with respect to such Indebtedness as at the relevant date of determination and (B) income statement items (whether positive or negative) attributable to the Person or Property acquired shall be included beginning as of the first day of the applicable period.”

(b)           Section 1.03 (c) of the Credit Agreement is restated in its entirety to read as follows:

“(c)         Notwithstanding the above, the parties hereto acknowledge and agree that, for purposes of all calculations made under the financial covenants set forth in Section 7.11 (including without limitation for purposes of the definitions of “Applicable Rate” and “Pro Forma Basis” set forth in Section 1.01), (i) after consummation of any Disposition (other than an Excluded Disposition) (A) income statement items (whether positive or negative) and capital expenditures attributable to the Property disposed of shall be excluded and (B) Indebtedness which is retired shall be excluded and deemed to have been retired as of the first day of the applicable period and (ii) after consummation of any Acquisition (A) income statement items (whether positive or negative) and capital expenditures attributable to the Person or Property acquired shall, to the extent not otherwise included in such income statement items for the Consolidated Parties in accordance with GAAP or in accordance with any defined terms set forth in Section 1.01, be included to the extent relating to any period applicable in such calculations and (B) to the extent not retired in connection with such Acquisition, Indebtedness of the Person or Property acquired shall be deemed to have been incurred as of the first day of the applicable period.”

3.             Conditions Precedent.  This Amendment shall become effective upon the satisfaction of the following conditions:

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(a)           Execution of Counterparts of Amendment.  Receipt by the Administrative Agent of counterparts of this Amendment duly executed by the Borrower, the Administrative Agent and the Required Lenders; and

(b)           Fees and Expenses.  The payment by the Borrower to the Administrative Agent (or its Affiliates) of all fees and reasonable expenses relating to this Amendment which are due and payable on the date hereof including all reasonable out of pocket costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and expenses of Moore & Van Allen PLLC, special counsel to the Administrative Agent.

4.             Representations and Warranties.  The Borrower hereby represents and warrants that (a) it has the requisite corporate power and authority to execute, deliver and perform this Amendment, (b) it is duly authorized to, and has been authorized by all necessary corporate action to, execute, deliver and perform this Amendment, (c) no consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by it of this Amendment, (d) the execution, delivery and performance by it of this Amendment do not and will not conflict with, result in a breach of or constitute a default under the articles of incorporation, bylaws or other organizational documents of the Borrower or any of its Subsidiaries or any indenture or other material agreement or instrument to which any such Person is a party or by which any of its properties may be bound or the approval of any Governmental Authority relating to such Person except as could not reasonably be expected to have a Material Adverse Effect, (e) the representations and warranties contained in Article V of the Credit Agreement are true and correct in all material respects on and as of the date hereof as though made on and as of such date (except for those which expressly relate to an earlier date) and (f) no Default or Event of Default exists under the Credit Agreement on and as of the date hereof and after giving effect to this Amendment, or will occur as a result of the transactions contemplated hereby.

5.             No Other Changes; Ratification.  Except as expressly modified or waived hereby, all of the terms and provisions of the Credit Agreement (including schedules and exhibits thereto) and the other Loan Documents shall remain in full force and effect.  The term “this Agreement” or “Credit Agreement” and all similar references as used in each of the Loan Documents shall hereafter mean the Credit Agreement as amended by this Amendment.  Except as herein specifically agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.  This Amendment shall be effective only to the extent specifically set forth herein and shall not (i) be construed as a waiver of any breach or default other than as specifically waived herein nor as a waiver of any breach or default of which the Lenders have not been informed by the Borrower, (ii) affect the right of the Lenders to demand compliance by the Borrower with all terms and conditions of the Credit Agreement in all other instances, (iii) be deemed a waiver of any transaction or future action on the part of the Borrower requiring the Lenders’ or the Required Lenders’ consent or approval under the Credit Agreement, or (iv) be deemed or construed to be a wavier or release of, or a limitation upon, the Administrative Agent’s or the Lenders’ exercise of any rights or remedies under the Credit Agreement or any other document executed or delivered in connection therewith, whether arising

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as a consequence of any Event of Default which may now exist or otherwise, all such rights and remedies hereby being expressly reserved.

6.             Counterparts; Facsimile/Email.  This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.  Delivery of an executed counterpart of this Amendment by telecopy or electronic mail by any party hereto shall be effective as such party’s original executed counterpart.

7.             Governing Law.  This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of New York.

8.             Entirety.  This Amendment and the other Loan Documents embody the entire agreement between the parties and supersede all prior agreements and understandings, if any, relating to the subject matter hereof.  These Loan Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties.  There are no oral agreements between the parties.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:	DST SYSTEMS, INC.,
a Delaware corporation

	By:	/s/Kenneth V. Hager
	Name:	Kenneth V. Hager
	Titile:	Vice President, Chief Financial Officer and Treasurer

[signature pages continue]

DST Systems, Inc.

2010 Credit Agreement

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ADMINISTRATIVE AGENT
AND LENDERS:	BANK OF AMERICA, N.A.,
as Administrative Agent

	By:	/s/Aileen Supeña
	Name:	Aileen Supeña
	Title:	Director

DST Systems, Inc.

2010 Credit Agreement

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BANK OF AMERICA, N.A.,
as a Lender, L/C Issuer and Swing Line Lender

By:	/s/Aileen Supeña
Name:	Aileen Supeña
Title:	Director

DST Systems, Inc.

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BANK OF BLUE VALLEY,
as a Lender

By:	/s/Kevin Klamm
Name:	Kevin Klamm
Title:	Assistant Vice President

DST Systems, Inc.

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BANK OF CHINA, LOS ANGELES BRANCH,
as a Lender

By:	/s/Feng Chang
Name:	Feng Chang
Title:	FVP and Branch Manager

DST Systems, Inc.

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BANK OF THE WEST,
as a Lender

By:	/s/Roger Lumley
Name:	Roger Lumley
Title:	Vice President

DST Systems, Inc.

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COMMERCE BANK,
as a Lender

By:	/s/David Enslen
Name:	David Enslen
Title:	Senior Vice President

DST Systems, Inc.

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COMPASS BANK,
as a Lender

By:	/s/Jay S. Tweed
Name:	Jay S. Tweed
Title:	SVP

DST Systems, Inc.

2010 Credit Agreement

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JPMORGAN CHASE BANK, N.A.,
as a Lender

By:	/s/Gregory T. Martin
Name:	Gregory T. Martin
Title:	Vice President

DST Systems, Inc.

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LLOYDS TSB BANK PLC,
as a Lender

By:	/s/Julia R. Franklin
Name:	Julia R. Franklin
Title:	Vice President

By:	/s/Dennis McClellan
Name:	Dennis McClellan
Title:	Assistant Vice President

DST Systems, Inc.

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SUMITOMO MITSUI BANKING CORPORATION,
as a Lender

By:	/s/David W. Kee
Name:	David W. Kee
Title:	Managing Director

DST Systems, Inc.

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UMB BANK, N.A.,
as a Lender

By:	/s/Douglas F. Page
Name:	Douglas F. Page
Title:	Executive Vice President

DST Systems, Inc.

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U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/Magnus McDowell
Name:	Magnus McDowell
Title:	Vice President

DST Systems, Inc.

2010 Credit Agreement

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WELLS FARGO BANK, N.A.,
as a Lender

By:	/s/Adam C. Otte
Name:	Adam C. Otte
Title:	Vice President

DST Systems, Inc.

2010 Credit Agreement

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